_________________________________________________________________


                        COLLINS & AIKMAN HOLDINGS CORPORATION



                           1994 EMPLOYEE STOCK OPTION PLAN


          _________________________________________________________________




          April 15, 1994


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                                  Table of Contents

                                                                       Page


          I.   Purposes of the Plan . . . . . . . . . . . . . . . . . .   1

          II.  Definitions  . . . . . . . . . . . . . . . . . . . . . .   1

          III. Effective Date . . . . . . . . . . . . . . . . . . . . .   5

          IV.  Administration . . . . . . . . . . . . . . . . . . . . .   5
               A.   Duties of the Committee . . . . . . . . . . . . . .   5
               B.   Advisors  . . . . . . . . . . . . . . . . . . . . .   5
               C.   Indemnification . . . . . . . . . . . . . . . . . .   6
               D.   Meetings of the Committee . . . . . . . . . . . . .   6
               E.   Determinations  . . . . . . . . . . . . . . . . . .   6

          V.   Shares; Adjustment Upon Certain Events . . . . . . . . .   7
               A.   Shares to be Delivered; Fractional Shares . . . . .   7
               B.   Number of Shares  . . . . . . . . . . . . . . . . .   7
               C.   Adjustments; Recapitalization, etc. . . . . . . . .   7

          VI.  Awards and Terms of Options  . . . . . . . . . . . . . .   8
               A.   Grant . . . . . . . . . . . . . . . . . . . . . . .   8
               B.   Exercise Price  . . . . . . . . . . . . . . . . . .   8
               C.   Number of Shares  . . . . . . . . . . . . . . . . .   9
               D.   Exercisability  . . . . . . . . . . . . . . . . . .   9
               E.   Acceleration of Exercisability  . . . . . . . . . .   9
               F.   Exercise of Options.  . . . . . . . . . . . . . .    10
               G.   Black-Out Periods.  . . . . . . . . . . . . . . .    11
               H.   Non-Competition and Other Provisions. . . . . . .    11
               I.   Restrictions on Exercise. . . . . . . . . . . . .    11
               J.   Incentive Stock Option Limitations. . . . . . . .    11

          VII. Effect of Termination of Relationship  . . . . . . . . .  13
               A.   Death, Disability, Retirement, etc. . . . . . . . .  13
               B.   Cause . . . . . . . . . . . . . . . . . . . . . . .  13
               C.   Other Termination . . . . . . . . . . . . . . . . .  13
               D.   Cancellation of Options . . . . . . . . . . . . . .  13

          VIII.     Nontransferability of Options . . . . . . . . . . .  14

          IX.  Rights as a Stockholder  . . . . . . . . . . . . . . . .  14

          X.   Termination, Amendment and Modification  . . . . . . . .  14
               A.   General Amendments  . . . . . . . . . . . . . . . .  14
               B.   Other Termination . . . . . . . . . . . . . . . . .  15


          XI.  Use of Proceeds  . . . . . . . . . . . . . . . . . . . .  15

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                                                                       Page


          XII. General Provisions . . . . . . . . . . . . . . . . . . . .   15
               A.   Right to Terminate Employment. . . . . . . . . . . . .  15
               B.   Purchase for Investment . . . . . . . . . . . . . . .   15
               C.   Trusts, etc.  . . . . . . . . . . . . . . . . . . . .   16
               D.   Notices . . . . . . . . . . . . . . . . . . . . . . .   17
               E.   Severability of Provisions  . . . . . . . . . . . . .   17
               F.   Payment to Minors, Etc. . . . . . . . . . . . . . . .   17
               G.   Headings and Captions . . . . . . . . . . . . . . . .   17
               H.   Controlling Law . . . . . . . . . . . . . . . . . . .   17
               I.   Section 162(m) Deduction Limitation . . . . . . . . .   17
               J.   Section 16(b) of the Act  . . . . . . . . . . . . . .   17

          XIII.     Issuance of Stock Certificates;
               Legends; Payment of Expenses         . . . . . . . . . . .   17
               A.   Stock Certificates  . . . . . . . . . . . . . . . . .   17
               B.   Legends . . . . . . . . . . . . . . . . . . . . . . .   18
               C.   Payment of Expenses . . . . . . . . . . . . . . . . .   18

          XIV. Listing of Shares and Related Matters  . . . . . . . . . .   18

          XV.  Withholding Taxes  . . . . . . . . . . . . . . . . . . . .   18




                                    ii
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                        Collins & Aikman Holdings Corporation

                           1994 Employee Stock Option Plan

                                    (As Amended)

          I.   Purposes of the Plan

                    The purposes of this 1994 Employee Stock Option Plan (the "Plan") are to enable Collins & Aikman Holdings Corporation (the "Company") and Related Persons (as defined herein) to attract, retain and motivate the employees and consultants who are important to the success and growth of the business of the Company and Related Persons and to create a long-term mutuality of interest between the Key Employees and Executive Consultants (as defined herein) and the stockholders of the Company by granting the Key Employees and Executive Consultants options to purchase Common Stock (as defined herein). This document shall supersede all other material describing this Plan, including, but not limited to, prior drafts hereof and any documents incorporating the terms and provisions of any such prior drafts.


          II.  Definitions

                    In addition to the terms defined elsewhere herein, for purposes of this Plan, the following terms will have the following meanings when used herein with initial capital letters:

                    A. "Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

                    B. "Board" means the Board of Directors of the Company.

                    C.   "Cause"  means  that   the  Committee  shall  have
          determined that any of the following events has occurred: (1) an act of fraud, embezzlement, misappropriation of business or theft committed by a Participant in the course of his or her employment or consultancy or any intentional or gross negligent misconduct of a Participant which injures the business or reputation of the Company or Related Persons; (2) intentional or gross negligent damage committed by a Participant to the property of the Company or Related Persons; (3) a Participant's willful failure or refusal to perform the customary duties and responsibilities of his or her position or consultancy with the Company or Related Persons; (4) a Participant's breach of fiduciary duty, or the making of a false representation, to the Company or Related Persons; (5) a Participant's material breach of any covenant, condition or obligation required to be performed by him or her pursuant to this Plan, the Option Agreement or any other agreement between him or her and the Company or Related Persons or a Participant's intentional or gross negligent violation of any material written policy of the Company or Related Persons; (6) a Key Employee's willful failure or refusal to act in accordance with any specific lawful instructions of a majority of the Board of Directors of the Company; or (7) commission by a Participant of a felony or a crime involving moral turpitude. Cause shall be deemed to exist as of the date any of the above events occur even if the Committee's determination is later and whether or not such determination is made before or after Termination of Employment or Termination of Consultancy.

                    D. "Code" means the Internal Revenue Code of 1986, as amended (or any successor statute).

                    E. "Committee" means such committee, if any, appointed by the Board to administer the Plan, consisting of two or more directors as may be appointed from time to time by the Board each of whom, unless otherwise determined by the Board, shall be disinterested persons as defined in Rule 16b-3 promulgated under Section 16(b) of the Act. If the Board does not appoint a committee for this purpose, "Committee" means the Board.

                    F. "Common Stock" means the common stock of the Company, par value $.01 per share, any Common Stock into which the Common Stock may be converted and any Common Stock resulting from any reclassification of the Common Stock.

                    G.   "Company"   means   Collins   &  Aikman   Holdings
          Corporation, a Delaware corporation.

                    H. "Competitive Activity" means (a) being employed by, consulting to or being a director of any business, or engaging directly or indirectly in any business activity, that is competitive with any material business of any of the Company, a Related Person or of the division that the Participant is or was employed by or (b) soliciting for employment or consulting, employing or retaining, or assisting another Person to employ or retain, directly or indirectly, any employees of the Company or Related Persons or any Person who was an employee of the Company or Related Persons in the prior six months, provided, however, that employing or retaining, or assisting another Person to employ or retain, any Person whose employment or consultancy with the Company or a Related Person has been terminated without Cause or any Person that is non-exempt under the Federal Fair Labor Standards Act, 29 USC (section) 213(a)(1), shall not be considered Competitive Activity.

                    I. "Disability" means a permanent and total disability, as determined by the Committee in its sole discretion. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.

                    J. "Executive Consultants" shall mean executive-level consultants of the Company or Related Persons, as determined by the

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          Committee,  provided, however,  that  no managing  director, general partner, limited partner, director, officer or employee of Wasserstein Perella & Co., Inc. or The Blackstone Group L.P. that is a director of the Company will be eligible to participate in the Plan.

                    K. "Fair Market Value" shall mean, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales prices reported for the Common Stock on the applicable date, (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the sale of the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not readily tradeable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set by the Committee based upon its assessment of the cash price that would be paid between a fully informed buyer and seller under no compulsion to buy or sell (without giving effect to any discount for a minority interest or any restrictions on transferability or any lack of liquidity of the stock).

                    L. "Incentive Stock Option" shall mean any Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

                    M. "Key Employee" means any person who is an executive officer or other valuable employee of the Company or a Related Person, as determined by the Committee, provided, however, that no managing director, general partner, limited partner, director, officer or employee of Wasserstein Perella & Co., Inc. or The Blackstone Group L.P. that is a director of the Company will be eligible to participate in the Plan. A Key Employee may, but need not, be an officer or director of the Company or a Related Person.

                    N. "Non-Qualified Stock Option" shall mean any Option awarded under this Plan that is not an Incentive Stock Option.

                    O. "Option" means the right to purchase one Share at a prescribed purchase price on the terms specified in the Plan.

                    P. "Participant" means a Key Employee or Executive Consultant who is granted Options under the Plan which Options have not expired; provided, however, that any Executive Consultant shall be a Participant for purposes of the Plan solely with respect to grants of Non-Qualified Stock Options and shall be ineligible for Incentive Stock Options.

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

                    Q. "Person" means any individual or entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person as the context may require.

                    R. "Public Offering" means the closing of an offering under a registration statement registering the common equity shares of the registering entity under the Securities Act (other than a registration on a Form S-8, S-4 or any successor or similar special purpose form).

                    S. "Related Person or Related Persons" means (a) any corporation that is defined as a subsidiary corporation in
          Section 424(f) of the Code or (b) any corporation that is defined as a parent corporation in Section 424(e) of the Code. An entity shall be deemed a Related Person only for such periods as the requisite ownership relationship is maintained.

                    T. "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

                    U.   "Share" means a share of Common Stock.

                    V. "Ten Percent Shareholder" shall mean a person owning Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company as defined in Section 422 of the Code.

                    W. "Termination of Consultancy" with respect to an individual means that individual is no longer acting as an Executive Consultant to the Company or a Related Person. In the event an entity shall cease to be a Related Person, there shall be deemed a Termination of Consultancy of any individual who is not otherwise an Executive Consultant of the Company or another Related Person at the time the entity ceases to be a Related Person.

                    X. "Termination of Employment" with respect to an individual means that individual is no longer actively employed by the Company or a Related Person on a full-time basis, irrespective of whether or not such employee is receiving salary continuance pay, is continuing to participate in other employee benefit programs or is otherwise receiving severance type payments. In the event an entity shall cease to be a Related Person, there shall be deemed a Termination of Employment of any individual who is not otherwise an employee of the Company or another Related Person at the time the entity ceases to be a Related Person. A Termination of Employment shall not include a leave of absence approved for purposes of the Plan by the Committee.

                    Y. "Termination of Relationship" means a Termination of Consultancy or a Termination of Employment where the individual is no longer a consultant to, or employee of, the Company.

          III. Effective Date

                    The Plan shall become effective on April 15, 1994 (the "Effective Date"), subject to its approval by the majority of the Common Stock (at the time of approval) within one year after the Plan is adopted by the Board of Directors of the Company. Grants of Options by the Committee under the Plan may be made on or after the Effective Date of the Plan, including retroactively, provided that, if the Plan is not approved by the majority of the Common Stock (at the time of approval), all Options which have been granted by the Committee shall be null and void. No Options may be exercised prior to the approval of the Plan by the majority of the Common Stock (at the time of approval).


          IV.  Administration

                    A.   Duties  of  the  Committee.   The  Plan  shall  be
          administered by the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to select Participants in, and grant Options under, the Plan; to determine the terms, exercise price and form of exercise payment for each Option granted under the Plan; to determine the consideration to be received by the Company in exchange for the grant of the Options; to determine whether and to what extent Incentive Stock Options and Non-Qualified Stock Options, or any combination thereof, are to be granted hereunder to one or more Key Employees and to determine whether and to what extent Non-Qualified Stock Options are to be granted hereunder to one or more Executive Consultants; to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan (which need not be uniform) and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. Any determination, action or conclusion of the Committee shall be final, conclusive and binding on all parties. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

                    B. Advisors. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any advice or opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

                    C. Indemnification. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, members or former members may have as directors under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Related Person.

                    D.   Meetings of  the Committee.   The Committee  shall
          adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. Any member of the Committee may be removed from the Committee at any time either with or without cause by resolution adopted by the Board, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board. All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee are in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

                    E.   Determinations.           Each      determination,
          interpretation or other action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company and Related Persons, directors, officers and other employees of the Company and Related Persons, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.

          V.   Shares; Adjustment Upon Certain Events

                    A. Shares to be Delivered; Fractional Shares. Shares to be issued under the Plan shall be made available, at the sole discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by Company and held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option. In lieu thereof, the Company shall pay a cash adjustment equal to the same fraction of the Fair Market Value of one Share on the date of exercise.

                    B. Number of Shares. Subject to adjustment as provided in this Article V, the maximum aggregate number of Shares that may be issued under the Plan shall be 2,980,534. If Options are for any reason canceled, or expire or terminate unexercised, the Shares covered by such Options shall again be available for the grant of Options, subject to the foregoing limit.

                    C. Adjustments; Recapitalization, etc. The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of
          the   Company    to   make    or   authorize    any   adjustment,
          recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or Related Persons, any sale or transfer of all or part of its assets or business or any
          other corporate act  or proceeding.   The Committee  may make  or
          provide for such adjustments in the maximum number of Shares specified in Article V(B), in the number of Shares covered by outstanding Options granted hereunder, and/or in the Purchase Price (as hereinafter defined) applicable to such Options or such other adjustments in the number and kind of securities received upon the exercise of Options, as the Committee in its sole
          discretion  may  determine  is   equitably  required  to  prevent
          dilution or enlargement of the rights of Participants or to otherwise recognize the effect that otherwise would result from
          any  stock   dividend,  stock   split,  combination   of  shares,
          recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event
          having an effect  similar to any of the foregoing.   In the event
          of a merger or consolidation in which Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company's assets (the foregoing being referred to as "Acquisition Events"), then the Committee may in its sole discretion terminate all outstanding Options effective as of the consummation of the Acquisition Event by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event; provided that, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each Participant shall have the right to exercise in full all the Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number and class of shares
          and/or   other  securities   or   property  subject   to  Options
          theretofore  granted  or  the   Purchase  Price  (as  hereinafter
          defined).


          VI.  Awards and Terms of Options

                    A.   Grant.    The  Committee may  grant  Non-Qualified
          Stock Options or Incentive Stock Options, or any combination thereof to Key Employees and may grant Non-Qualified Stock
          Options to Executive Consultants, provided, that the maximum number of Shares with respect to which Options may be granted to any Key Employee or Executive Consultant during any calendar year may not exceed 1,000,000, except that in the year of the first grant of Options to a Key Employee or Executive Consultant, the maximum number of Shares with respect to which Options may be granted may not exceed 1,000,000. To the extent that the maximum number of authorized Shares with respect to which Options may be granted are not granted in a particular calendar year to a Participant (beginning with the year in which the Participant receives his or her first grant of Options hereunder), such ungranted Options for any year shall increase the maximum number of Shares with respect to which Options may be granted to such Participant in subsequent calendar years during the term of the Plan until used. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. Each Option shall be evidenced by an Option agreement (the "Option Agreement") in such form as the Committee shall approve from time to time.

                    B. Exercise Price. The purchase price per Share (the "Purchase Price") deliverable upon the exercise of a Non-Qualified Stock Option granted on or prior to the initial Public Offering of the Company shall be determined by the Committee and set forth in a Participant's Option Agreement, provided that the Purchase Price shall not be less than the par value of a Share, and, provided, further, that the Purchase Price deliverable upon the exercise of a Non-Qualified Stock Option granted after the initial Public Offering of the Company shall be determined by the Committee and set forth in a Participant's Option Agreement but shall not be less than 100% of the Fair Market Value of a Share at the time
          of grant.   The Purchase Price deliverable  upon the exercise  of
          an Incentive Stock Option shall be determined by the Committee and set forth in a Participant's Option Agreement but shall be not less than 100% of the Fair Market Value of a Share at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Shareholder, the Purchase Price shall be no less than 110% of the Fair Market Value of a Share.

                    C.   Number  of Shares.    The Option  Agreement  shall
          specify the number of Options granted to the Participant, as determined by the Committee in its sole discretion.

                    D. Exercisability. At the time of grant, the Committee shall specify when and on what terms the Options granted shall be exercisable. In the case of Options not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the Options may be exercised and may waive any other conditions to exercise. No Option shall be exercisable after the expiration of ten years from the date of grant; provided, however, the term of an Incentive Stock Option granted to a Ten Percent Shareholder may not exceed five years. Each Option shall be subject to earlier termination as provided in Article VII below.

                    E.   Acceleration of Exercisability.

                         All Options granted and not previously exercisable
               shall become fully exercisable immediately upon a Change of Control (as defined herein). For this purpose, a "Change of Control" shall be deemed to have occurred upon:

                              (a)  an acquisition by any individual, entity
                    or group (within the meaning of Section 13d-3 or 14d-1 of the Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of more than 80% of the combined voting power of the then outstanding voting securities of Company entitled to vote generally in the election of directors, including, but not limited to, by merger, consolidation or similar corporate transaction or by purchase; excluding, however, the following: (x) any acquisition by the Company, Related Persons, Wasserstein Perella Partners, L.P., Blackstone Capital Partners L.P. or an affiliate of any of the foregoing, or (y) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or Related Persons; or

                              (b)  the approval of the stockholders  of the
                    Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of more than 80% of the gross assets of the Company and Related Persons on a consolidated basis (determined under generally accepted accounting principles as determined in good faith by the Committee); excluding, however, such a sale or other disposition to a corporation with respect to which, following such sale or other disposition, (x) more than 20% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the outstanding Shares immediately prior to such sale or other disposition, (y) no Person (other than the Company, Related Persons, and any employee benefit plan (or related trust) of the Company or Related Persons or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding Shares) will beneficially own, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of such corporation.

                    F.   Exercise of Options.

                         1. A Participant may elect to exercise one or more Options by giving written notice to the Committee of such election and of the number of Options such Participant has elected to exercise, accompanied by payment in full of the aggregate Purchase Price for the number of Shares for which the Options are being exercised; provided, however, that, in the case of a notice of exercise delivered to the Committee by facsimile, such payment may be made by delivery of payment to the Committee on the business day next following the date on which such notice of exercise is delivered (such delivery being deemed to have been duly made if the Participant giving such facsimile notice shall have dispatched such payment by a nationally recognized overnight courier service guaranteeing delivery on such next business day, provided such payment is actually received by the Company).

                         2. Shares purchased pursuant to the exercise of Options shall be paid for as follows:

                              (a) in cash or by check, bank draft or money order payable to the order of Company;

                              (b)  if the Shares  are traded on a  national
                    securities   exchange,   through   the    delivery   of
                    irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Purchase Price; or

                              (c) on such other terms and conditions as may be acceptable to the Committee (which may include payment in full or in part by the transfer of Shares which have been owned by the Participant for at least 6 months or the surrender of Options owned by the Participant) and in accordance with applicable law.

                         3.   Upon  receipt of  payment, the  Company shall
               deliver  to  the  Participant   as  soon  as  practicable  a
               certificate or certificates for the Shares then purchased.

                    G. Black-Out Periods. The direct or indirect sale, transfer or other disposition of Common Stock received by a Participant upon the exercise of Options shall be prohibited for two years following the initial Public Offering of the Company, unless a shorter period of time is specified by the Committee in its sole discretion at any time.

                    H. Non-Competition and Other Provisions. In consideration of the grant of Options, by accepting the grant of Options the Participant agrees during employment and, in the event any Options vest, for a period ending one year following the date of the Participant's Termination of Employment, not to engage in any Competitive Activity, except to the extent consented to by the Committee in writing. Each Participant by accepting a grant of Options hereunder acknowledges that the Company or a Related Person will suffer irreparable harm in the event such Participant engages in any Competitive Activity during this period, and agrees that in addition to its remedies at law, the Company and a Related Person shall be entitled to injunctive relief as a consequence of a violation or threatened violation of this covenant. Notwithstanding the foregoing, nothing in this Plan shall prohibit or penalize ownership by a Participant of the shares of a business that is registered under Section 12 of the Act and constitutes, together with all such shares owned by any immediate family member or affiliate of, or person acting in concert with, such Participant, less than 2% of the outstanding registered shares of such business. The Committee will have the discretion to impose in a Participant's Option Agreement such other conditions, limitations and restrictions as it determines are appropriate in its sole discretion, including any waivers of rights which a Participant may have.

                    I. Restrictions on Exercise. Notwithstanding anything else contained herein to the contrary other than Article VI(E), no Options may be exercised prior to the earlier of the closing of a Public Offering of Shares or the expiration of five years from the

          Effective Date  of the Plan, except to the extent consented to by
          the  Committee  in  its   sole  and  absolute discretion.

                    J. Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

                    To the extent permitted under Section 422 of the Code, or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement, if (i) a Participant's employment with the Company or Related Person is terminated by reason of death, Disability, retirement or termination without Cause, and (ii) the portion of any Incentive Stock Option that would be exercisable during the post-termination period specified under Article VII but for the $100,000 limitation currently contained in Section 422(d) of the Code, is greater than the portion of such Stock Option that is immediately exercisable as an `incentive stock option' during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option. If the exercise of an Incentive Stock Option is accelerated for any reason, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

                    Should any of the foregoing provisions not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company, except as otherwise required by law.

          VII. Effect of Termination of Relationship

                    A. Death, Disability, Retirement, etc. Except as otherwise provided in the Participant's Option Agreement, upon Termination of Relationship, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Relationship (and any Options not previously exercisable but made exercisable by the Committee at or after the Termination of Relationship) shall remain exercisable by the Participant to the extent not exercised for the following time periods, or, if earlier, the prior expiration of the Option in accordance with the terms of the Plan and grant:

                        1. In the event of the Participant's death or Disability, such Options shall remain exercisable by the Participant (or by the Participant's estate or by the person given authority to exercise such Options by the Participant's will or by operation of law) for a period of one year from the date of the Participant's death or Disability, provided that the Committee, in its sole discretion, may at any time extend such time period.

                        2. In the event the Participant retires from employment at or after age 65 (or, with the consent of the Committee or under an early retirement policy of the Company or a Related Person, before age 65), or if the Participant's employment is terminated by the Company or a Related Person without Cause, such Options shall remain exercisable for 90 days from the date of the Participant's Termination of Employment, provided that the Committee, in its sole discretion, may at any time extend such time period.

                    B.   Cause.  Upon the  Termination of Relationship of a
          Participant for Cause, or if the Company or a Related Person obtains or discovers information after Termination of Relationship that such Participant had engaged in conduct that would have justified a Termination of Relationship for Cause during employment or consultancy, all outstanding Options of such Participant shall immediately be canceled.

                    C. Other Termination. In the event of Termination of Relationship for any reason other than as provided in Article VII(A) or VII(B), all outstanding Options not exercised by the Participant prior to such Termination of Relationship shall remain exercisable (to the extent exercisable by such Participant immediately before such termination) for a period of 30 days after such termination, provided that the Committee, in its sole discretion, may at any time extend such time period.

                    D. Cancellation of Options. Except as otherwise provided in Article VI(E), no Options that were not exercisable during the period of employment or consultancy shall thereafter become exercisable upon a Termination of Relationship for any reason or no reason whatsoever, and such options shall terminate and become null and void upon a Termination of Relationship, unless the Committee determines in its sole discretion that such Options shall be exercisable.


          VIII.     Nontransferability of Options

                    No Option shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution, and during the lifetime of the Participant may be exercised only by the Participant or his or her guardian or legal representative. In addition, no Option shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Option shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the event of any levy upon any Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Option shall immediately terminate and become null and void.


          IX.  Rights as a Stockholder

                    A Participant (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any Shares covered by such Participant's Option until such Participant (or permitted transferee) shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided in this Plan.


          X.   Termination, Amendment and Modification

                    A. General Amendments. The Plan shall terminate at the close of business on the tenth anniversary of the Effective Date (the "Termination Date"), unless terminated sooner as hereinafter provided, and no Option shall be granted under the Plan on or after that date. The termination of the Plan shall not terminate any outstanding Options that by their terms continue beyond the Termination Date. At any time prior to the Termination Date, the Committee may amend or terminate the Plan or suspend the Plan in whole or in part.

                    The Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in
          Article XII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by
                                                14
          law  or  specifically  provided   herein,  the  rights  of  a
          Participant with respect to Options granted prior to such amendment, suspension or termination, may not, other than as provided in Article X(B), be materially impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company entitled to vote, no amendment may be made which would (i) materially increase the aggregate number of shares of Common Stock that may be issued under this Plan (except by operation of Article V); (ii) decrease the minimum Purchase Price of any Option or (iii) extend the maximum option period.

                    The  Committee  may  amend  the  terms  of  any  Option
          granted, prospectively or retroactively, but, subject to Article VI above or as otherwise provided herein, no such amendment or other action by the Committee shall materially impair the rights of any Participant without the Participant's consent. No modification of an Option shall adversely affect the status of an Incentive Stock Option as an incentive stock option under Section 422 of the Code. Notwithstanding the foregoing, however, no such amendment may, without the approval of the stockholders of the Company, effect any change that would require stockholder approval under applicable law.

                    B. Other Termination. Notwithstanding any other provision of the Plan, in the event that a Public Offering does not occur with respect to the Company by January 28, 1995, the Committee shall have the absolute right and discretion to amend or terminate the Plan and a Participant's rights with respect to any Options granted prior to such amendment or termination.


          XI.  Use of Proceeds

                    The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of Company and used for its general corporate purposes as the Board shall determine.


          XII. General Provisions

                    A. Right to Terminate Employment. Neither the adoption of the Plan nor the grant of Options shall impose any obligation on the Company or Related Persons to continue the employment of any Participant, nor shall it impose any obligation on the part of any Participant to remain in the employ of the Company or Related Persons.

                    B. Purchase for Investment. If the Board or the Committee determines that the law so requires, the holder of an Option granted hereunder shall, upon any exercise or conversion thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, representing and warranting that such Participant is purchasing or accepting the Shares then acquired for such Participant's own account and not with a view to the resale or distribution thereof, that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (i) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act, and that in claiming such exemption the holder will, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel acceptable to the Company as to the availability of such exception.

                    C.   Trusts, etc.  Nothing contained in the Plan and no
          action taken pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by Company in connection with the Plan shall continue to be part of the general funds of Company, and no individual or entity other than Company shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of Company.

                    D. Notices. Any notice to the Company required by or in respect of this Plan will be addressed to the Company at 701 McCullough Drive, Charlotte, North Carolina 28262, Attention:
          Vice President, Human Resources, or such other place of business as shall become the Company's principal executive offices from time to time, or sent to the Company by facsimile to (704) 548-
          2081, Attention:   Vice  President, Human  Resources, or to  such
          other  facsimile   number  as  the  Company   shall  notify  each
          Participant.     Each  Participant   shall  be   responsible  for
          furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to
          such Participant  of agreements, Shares  and payments.   Any such
          notice to the Participant will, if the Company has received notice that the Participant is then deceased, be given to the Participant's personal representative if such representative has previously informed the Company of his status and address (and has provided such reasonable substantiating information as the
          Company may request) by  written notice under this Section.   Any
          notice required by or in respect of this Plan will be deemed to have been duly given when delivered in person or when dispatched by telegram or, in the case of notice to the Company, by facsimile as described above, or one business day after having been dispatched by a nationally recognized overnight courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid.
          The Company assumes no responsibility or obligation to deliver any item mailed to such address that is returned as undeliverable to the addressee and any further mailings will be suspended until the Participant furnishes the proper address.

                    E. Severability of Provisions. If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

                    F. Payment to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

                    G. Headings and Captions. The headings and captions herein are provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

                    H. Controlling Law. The Plan shall be construed and enforced according to the laws of the State of Delaware.

                    I. Section 162(m) Deduction Limitation. The Committee at any time may in its sole discretion limit the number of Options that can be exercised in any taxable year of the Company, to the extent necessary to prevent the application of
          Section 162(m) of the Code (or any similar or successor provision), provided that the Committee may not postpone the earliest date on which Options can be exercised beyond the last day of the stated term of such Options.

                    J. Section 16(b) of the Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with all exemptive conditions under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

          XIII.     Issuance of Stock Certificates;
               Legends; Payment of Expenses

                    A. Stock Certificates. Upon any exercise of an Option and payment of the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by Company in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons.

                    B. Legends. Certificates for Shares issued upon exercise of an Option shall bear such legend or legends as the Committee, in its sole discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any agreements between Company and the Participant with respect to such Shares.

                    C. Payment of Expenses. The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.


          XIV. Listing of Shares and Related Matters

                    If at any time the Board or the Committee shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of Options or the award or sale of Shares under the Plan, no Option grant shall be effective and no Shares will be delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.



          XV.  Withholding Taxes

                    The Company shall have the right to require prior to the issuance or delivery of any shares of Common Stock payment by the Participant of any Federal, state or local taxes required by law to be withheld.

                    The Committee may permit any such withholding obligation to be satisfied by reducing the number of shares of Common Stock otherwise deliverable. A person required to file reports under Section 16(a) of the Exchange Act with respect to securities of the Company may elect to have a sufficient number of shares of Common Stock withheld to fulfill such tax obligations (hereinafter a "Withholding Election") only if the election complies with such conditions as are necessary to prevent the withholding of such shares from being subject to
          Section 16(b) of the Exchange Act. To the extent necessary under then current law, such conditions shall

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          include  the following: (x) the Withholding Election shall be subject to the approval of the Committee and (y) the Withholding Election is made (i) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date or is made in advance but takes effect during such period,
          (ii) six (6) months before the stock award becomes taxable, or
          (iii) during any other period in which a Withholding Election may be made under the provisions of Rule 16b-3 promulgated pursuant to the Act. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.


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